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                                                                   EXHIBIT 10.17

*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                            CORIXA LICENSE AGREEMENT

         THIS CORIXA LICENSE AGREEMENT (together with the exhibits hereto, this "Agreement") is made and entered into effective as of January 28, 2003, by and among Corixa Corporation, a Delaware corporation with its principal place of business located at 1124 Columbia Street, Suite 200, Seattle, Washington 98104 ("Corixa") and SmithKline Beecham plc, a company established in the United Kingdom with its registered office at 980 Great West Road, Brentford, Middlesex TW8 9GS, United Kingdom ("GSK"). Each of Corixa and GSK may be referred to herein as a "Party" and together as the "Parties."

                                    RECITALS

         WHEREAS, Corixa and GSK are parties to that certain Multi-Field Agreement (as defined herein) pursuant to which GSK has the right to research, develop and commercialize certain immunotherapy products for use with specific diseases or conditions affecting humans;

         WHEREAS, the R&D Programs conducted under the Multi-Field Agreement and directed to the BC Field, OC Field, PC Field, CC Field and Her2/neu-Mammaglobin Field, as such terms are defined under the Multi-Field Agreement, were terminated on June 15, 2002;

         WHEREAS, subject to the terms and conditions set forth herein, including without limitation, certain rights granted to GSK by Corixa, GSK and Corixa desire that Corixa have the right to research, develop, and under certain circumstances, commercialize, under this Agreement, Corixa Products with the possibility, thereby, of generating revenue for both Parties and validating certain intellectual property assets resulting from the Parties' collaborative efforts under the Multi-Field Agreement (as defined herein).

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    SECTION 1
                                   DEFINITIONS

         Unless otherwise specifically provided herein, the following terms shall have the following meanings:

         1.1      "AAA" shall have the meaning set forth in Section 12.6.

         1.2 "ADJUVANT" shall mean a composition owned or Controlled by Corixa that is used for the sole purpose of generating or increasing an immune response to and when used in conjunction with a Protein Product, a DNA Therapy Product or a DC Therapy Product. For the

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avoidance of doubt, Adjuvant shall not include any GSK Adjuvant(s) as defined in the Collaboration Agreement.

         1.3 "AFFILIATE" shall mean any entity owned, owning or under common ownership with a Party to this Agreement to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with such entity. Notwithstanding the foregoing, neither Party shall be an "Affiliate" of the other Party, or any of its respective Affiliates, for the purposes of this Agreement.

         1.4 "AGGREGATE SUBLICENSE PAYMENT" shall have the meaning set forth in Section 5.2.

         1.5 "AMENDED MFA" shall mean the Multi-Field Agreement as amended by Amendment No. 2 as of the Effective Date.

         1.6 "AMENDED MFA PRODUCTS" shall mean all products with regard to which Corixa granted GSK a license pursuant to the terms of the Amended MFA.

         1.7 "ANTIBODY" shall mean an immunoglobulin capable of binding to a specific Antigen and/or an immunoglobulin [*] capable of binding to a specific Antigen and/or a [*] an immunoglobulin [*], which [*] is capable of binding to a specific Antigen.

         1.8 "ANTIBODY-BASED PRODUCTS" shall mean products comprised of or including one or more monoclonal and/or polyclonal Antibodies for use in passive immune therapy; provided however, that such Antibodies are generated through the use of Antigens as targets.

         1.9      "ANTIGENS" shall mean (i) antigens and/or (ii) proteins and/or
(iii) other physical forms based on such antigens, such as [*] and/or [*] and/or [*] and/or [*], including [*], but no other [*], except in the case of antigens for [*] and [*], which may include [*] for [*], and/or [*] thereof, based on such antigens in each case, delivered in any form including, but not restricted to, [*], whether [*] or not.

         1.10 "[*] ANTIBODY" shall mean a [*] or [*] Antibody wherein the [*] of such Antibody [*] a [*] and/or [*] immune response directed [*] such [*]. For avoidance of doubt, in no case shall the term [*] Antibody mean or include an Antibody that will bind to an Antigen.

         1.11     "BC ANTIGENS" shall mean the Antigens identified on Exhibit
1.11 attached hereto.

         1.12     "BREACHING PARTY" shall have the meaning set forth in Section
9.2.

         1.13     "CC ANTIGENS" shall mean the Antigens identified on Exhibit
1.13 attached hereto.

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         1.14     "COLLABORATION AGREEMENT" shall mean the Collaboration and
License Agreement entered into by and between Corixa and GSK as of the Effective Date.

         1.15 "CONTROL" OR "CONTROLLED" shall mean, with respect to any data, results, information, inventions, know-how, formulas, trade secrets, techniques, methods, procedures, development, material or compositions of matter of any type or kind, whether or not patentable, or any intellectual property right, possession of the ability, whether by ownership or license, to assign, grant a license, sublicense, immunities or other rights as provided for herein to such item or under such right without violating the terms of any agreement or other arrangement with any Third Party.

         1.16 "CORIXA FIELD(S)" shall mean the research, development, manufacture, use and sale of the following products for use within the Field:

                  (a)      Protein Products that include one or more OC
                           Antigens;

                  (b)      DNA Therapy Products that include one or more OC
                           Antigens;

                  (c) Antibody-Based Products that include one or more OC Antigens;

                  (d)      T Cell-Based Products that include one or more OC
                           Antigens;

                  (e)      TDM Products that include one or more OC Antigens;

                  (f)      DC Therapy Product that include one or more OC
                           Antigens;

                  (g) T Cell-Based Products that include one or more Mammaglobin Antigens;

                  (h)      T Cell-Based Products that include one or more CC
                           Antigens;

                  (i)      T Cell-Based Products that include one or more PC
                           Antigens;

                  (j)      T Cell-Based Products that include one or more BC
                           Antigens;

                  (k) T Cell-Based Products that include one or more Her2/neu Antigens;

                  (l)      TDM Products that include one or more Mammaglobin
                           Antigens;

                  (m)      TDM Products that include one or more CC Antigens;

                  (n)      TDM Products that include one or more PC Antigens;

                  (o)      TDM Products that include one or more BC Antigens;
                           and

                  (p)      TDM Products that include one or more Her2/neu
                           Antigens.

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

         1.17 "CORIXA PRODUCTS" shall mean products for use in one or more of the Corixa Fields (such use to be determined by the [*] in the [*] and [*] such products or services), and that are sold by, or offered for sale on behalf of, Corixa, its Affiliates or Sublicensees.

         1.18 "CSC" shall have the meaning ascribed to it in the Collaboration Agreement.

         1.19 "DC THERAPY PRODUCTS" shall mean products comprised in whole or in part of [*] with an Antigen for the primary purpose and effect of inducing a prophylactic and/or therapeutic immune response specific to such Antigen or one or more epitopes contained therein.

         1.20 "DEFAULT" shall have the meaning set forth in Section 9.2 hereof.

         1.21     "DISPUTE" shall have the meaning set forth in Section 12.6.

         1.22 "DNA THERAPY PRODUCTS" shall mean products consisting of an Antigen in the form of a [*], delivered in any form or configuration, including without limitation, as a [*] or without the use of a [*], whether or not [*], that is administered for the primary purpose and effect of inducing a prophylactic or therapeutic immune response specific to such Antigen or one or more [*] contained therein.

         1.23 "EFFECTIVE DATE" shall mean the effective date of this Agreement as set forth in the first paragraph hereof.

         1.24     "EXECUTION DATE" shall have the meaning set forth in Section
5.2.

         1.25 "FDA" shall mean the United States Food and Drug Administration and any successor agency or authority thereto.

         1.26     "FIELD" shall mean any and all forms of cancer in humans.

         1.27 "FIRST COMMERCIAL SALE" shall mean, on a country-by-country basis, the date of the first arm's length transaction, transfer or disposition for value to a Third Party of a Corixa Product by or on behalf of Corixa or any Affiliate or Sublicensee of Corixa in such country.

         1.28 "GSK ADJUVANT" shall have the meaning ascribed to it in the Collaboration Agreement.

         1.29 "GSK KNOW-HOW" shall mean all technical information, materials and know-how that exists at the time of the Effective Date and is Controlled by GSK with the right to grant sublicenses, that directly relates to the research development or commercialization of products in the OC Field and shall include, without limitation, [*] and [*] data and any [*] or [*] directly related to the OC Field. In no event will the term "GSK Know-How" include (i) the Licensed Know-How or any of it or (ii) any technical information, materials and know-how that relates generally to [*] or other [*] technology and/or to GSK Adjuvants.

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         1.30     "GSK PATENTS" shall mean all patents and patent applications that are now and/or in the future Controlled by GSK (other than jointly with Corixa) that generically or specifically claim any Antigen discovered during and as a result of performance of the R&D Program as directed to the Field and included in a Corixa Product and/or all or part of a Corixa Product(s), if any. Included within the definition of GSK Patents are any continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof, including, without limitation the Patents set forth on
Exhibit 1.30, which exhibit shall be kept current by prompt written notice to Corixa of any additions or other changes thereto. In no event will the term "GSK Patents" include the Licensed Patents or any of them.

         1.31 "GSK PROGRAM INVENTIONS" shall have the meaning ascribed to it in the Collaboration Agreement.

         1.32 "GSK TDM PRODUCTS" shall mean a product that incorporates a [*] Antigen(s) or Antibody(ies), or a [*] Antigen(s) or Antibody(ies) in any format (provided that in the case of [*] may be incorporated in "GSK TDM Products" only for [*]), solely for the purpose of (a) pre-screening human patients to determine therapeutic eligibility for a Protein Product in either the [*] Field or the [*] Field that incorporates or is based on such [*] Antigen(s) or [*] Antigen(s), as applicable, or (b) for monitoring human patients receiving such Protein Product in either the [*] Field or the [*] Field, either during the clinical phase of development of such Protein Product in either the [*] Field or the [*] Field or following commercialization thereof (such uses are "GSK TDM Uses"). For further clarification, a GSK TDM Product can only be associated commercially with [*] or [*] product administration and cannot be [*] or [*] purely as a diagnostic product for use in [*] diagnosis, diagnosis of [*] or diagnosis of [*] with the [*] for [*] with a product that is not the related [*] Product that incorporates or is based on either a [*] Antigen(s) or [*] Antigen(s), or for [*] to [*] other than a [*] Product in either the [*] Field or the [*] Field. Further, a GSK TDM Product shall not be commercialized in any country prior to the [*] for [*] of the [*] Product that incorporates or is based on either a [*] Antigen(s) or [*] Antigen(s), as applicable, in such country.

         1.33     "GSK TDM USES" shall have the meaning set forth in Section
1.32.

         1.34 "HER2/NEU ANTIGENS" shall mean those Antigens that are covered by the patents so identified on Exhibit 1.40 attached hereto.

         1.35 "HER2/NEU FIELD" shall mean the research, development and commercialization of a product that incorporates one (1) or more Her2/neu Antigens for use in the Field.

         1.36     "INDEMNIFIED PARTY" shall have the meaning set forth in
Section 10.2.

         1.37     "INDEMNIFYING PARTY" shall have the meaning set forth in
Section 10.2.

         1.38 "JOINT PROGRAM INVENTIONS" shall have the meaning ascribed to it in the Collaboration Agreement.

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         1.39     "LICENSED KNOW-HOW" shall mean all technical information,
materials and know-how Controlled by GSK, with the right to grant sublicenses as a result of GSK's licenses from Corixa under the Amended MFA that directly relates to, or is useful for the research, development or commercialization of Corixa Products and shall include, without limitation, all [*] and [*] data and any [*] or [*].

         1.40 "LICENSED PATENTS" shall mean the "Corixa Patents," the "Joint R&D Program Patents" and any "SPCs," collectively, as such terms are defined in the Amended MFA including, without limitation, the Patents listed on Exhibit 1.40.

         1.41 "LICENSED THERAPEUTIC" shall mean a Corixa Product, Proof of Principle Product or Amended MFA Product for therapeutic use.

         1.42     "LOSSES" shall have the meaning set forth in Section 10.1.

         1.43 "MAMMAGLOBIN ANTIGENS" shall mean those Antigens that are covered by the patents so identified on Exhibit 1.40 attached hereto.

         1.44 "MULTI-FIELD AGREEMENT" shall mean the Multi-Field Vaccine Discovery Collaboration and License Agreement between the Parties dated September 1, 1998, as amended by Amendment No. 1 dated May 25, 2000, as further amended by that certain letter agreement by and between the Parties dated November 30, 2000, and as further amended by those certain letter agreements by and between the Parties dated: (i) January 21, 2000, (ii) September 1, 2000,
(iii) a further letter agreement dated September 1, 2000, (iv) November 30, 2000, (v) August 16, 2001, (vi) April 17, 2002, (vii) October 14, 2002 and
(viii) a further letter agreement dated October 14, 2002.

         1.45     "NEW CORIXA ANTIGENS" shall have the meaning set forth in
Section 1(iiii) of the Amended MFA.

         1.46     "OC ANTIGENS" shall mean the Antigens identified on Exhibit
1.46 attached hereto.

         1.47     "OC Field" shall mean ovarian cancer in humans.

         1.48     "OPTION PERIOD" shall have the meaning set forth in Section
3.1.

         1.49     "OVARIAN OPTION" shall have the meaning set forth in Section
3.1

         1.50 "PATENT(S)" shall mean all patents and patent applications, including, without limitation, any divisions, continuations, continuations-in-part, reissues, renewals, extensions, and supplementary protection certificates, as well as any certificates of invention or applications therefor.

         1.51     "PC ANTIGENS" shall mean the Antigens identified on Exhibit
1.51 attached hereto.

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         1.52     "PC FIELD" shall mean prostate cancer in humans.

         1.53 "PERSON" shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other similar entity or organization, including, without limitation, a government or political subdivision, department, or agency of a government.

         1.54 "PLATFORM" shall mean a specific technology, technique, process, system or approach to developing, configuring or devising a TDM Product or GSK TDM Product.

         1.55 "PROGRAM TERM" shall have the meaning ascribed to it in the Collaboration Agreement.

         1.56 "PROOF OF PRINCIPLE PRODUCTS" shall mean all products for which Corixa granted a license to GSK pursuant to the terms of the Proof of Principle Option, as defined in Section 3.1.2 of the Collaboration Agreement.

         1.57 "PROTEIN PRODUCTS" shall mean products designed to generate an immune response to an Antigen which products consist of an Antigen in the form of a protein and/or [*] and/or an [*], delivered in any form or configuration, whether or not [*] with an [*], that is administered for the primary purpose and effect of inducing a prophylactic or therapeutic immune response, either for [*] and/or [*] specific to such Antigen or one or more [*] contained therein.

         1.58 "R&D Program" shall have the meaning set forth in Section 1(bbbbb) of the Amended MFA.

         1.59 "SUBLICENSEE" shall mean a Third Party to whom Corixa has granted a license, sublicense, immunities or other rights to any of the rights licensed to Corixa under Section 2 hereof.

         1.60 "SUBLICENSE PROCEEDS" shall mean the amounts received by Corixa from a Sublicensee in consideration of a grant of rights to any of the rights licensed to Corixa under Section 2 hereof, including, [*] payments, [*] and [*], [*] fees, but excluding payments for [*] or [*] of Corixa Products, payments for [*] and [*], and any [*] above the [*].

         1.61 "T CELL-BASED PRODUCT" shall mean a product consisting in whole or in part of ex vivo-cultured T cells that react specifically to one or more Antigens for providing passive immune therapy.

         1.62     "TDM DEVELOPMENT PERIOD" shall have the meaning set forth in
Section 3.2.

         1.63     "TDM USES" shall have the meaning set forth in Section 1.66.

         1.64     "TERM" shall have the meaning set forth in Section 9.1 hereof.

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         1.65     "TERMINATING PARTY" shall have the meaning set forth in
Section 9.2.

         1.66 "THERAPEUTIC DRUG MONITORING PRODUCTS" or "TDM PRODUCT(S)" shall mean products that use an Antigen(s) and/or Antibody in any format, provided that in the case of [*] may be incorporated in TDM Products only for [*], solely for the purpose of pre-screening human patients to determine therapeutic eligibility for a Licensed Therapeutic that incorporates or is based on such Antigen(s), or for monitoring human patients receiving such Licensed Therapeutic, either during the clinical phase of development of such Licensed Therapeutic or following commercialization thereof (such uses are "TDM Uses"). For further clarification, a TDM Product can only be associated commercially with [*] or [*] product administration and cannot be [*], [*] purely as a diagnostic product for use in [*] diagnosis, diagnosis of [*] or [*] with the [*] for [*] with a product that is not a related [*], or for [*] to [*] other than [*]. Further, a TDM Product shall not be commercialized in any country prior to the [*] for [*] of the [*] in such country.

         1.67 "THIRD PARTY" shall mean any Person other than Corixa, GSK and their respective Affiliates.

         1.68 "UPFRONT SUBLICENSE CONSIDERATION" shall mean all amounts to be received by Corixa from a Sublicensee up to and including product approval, in consideration of a grant of rights to any of the rights licensed to Corixa under Section 2 hereof, including, without limitation, [*] payments, [*] fees and payments for [*] and [*] and the [*], however calculated or characterized, paid on the purchase of [*], but excluding payments for the [*] or [*] of any Corixa Products and for [*] except for [*].

         1.69 "UPFRONT SUBLICENSE PAYMENT" shall have the meaning set forth in Section 5.2.

         1.70     "[*] AGREEMENT" shall have the meaning set forth in Section
11.1(f).

         1.71 "WORK PLAN" shall have the meaning ascribed to it in the Collaboration Agreement.

         1.72     "[*] AGREEMENT" shall have the meaning set forth in Section
11.1(f).

                                    SECTION 2
                                  LICENSE GRANT

         2.1 LICENSE GRANT TO CORIXA BY GSK. Subject to the terms and conditions set forth herein, including, without limitation, certain rights of GSK set forth in Sections 2.2, 3.1 and 3.2 hereof, GSK hereby grants to Corixa
(i) an exclusive (even as to GSK), royalty-bearing, worldwide license or sublicense, as applicable, with the right to grant Sublicenses, under GSK's right, title and interest in and to the Licensed Patents, Licensed Know-How, GSK Program Inventions and the Joint Program Inventions, and (ii) a non-exclusive, royalty-free, worldwide license or sublicense, as applicable, with the right to grant Sublicenses, under GSK's right, title and interest in and to any GSK Patents, in both cases, solely to research, develop, make, have

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

made, use, have used, sell, offer for sale, have sold, keep and import Corixa Products and for no other purpose.

                  2.1.1 CONVEYANCE OF CERTAIN LICENSED RIGHTS. Upon Corixa's completion of the research and development work set forth in the Work Plan, ownership of all right, title and interest in and to any and all intellectual property rights to the Licensed Patents and Licensed Know-How, which are subject to the license granted to Corixa under Section 2.1 hereof, shall automatically revert to Corixa with no further action required by either Party. Notwithstanding the foregoing, in the event the CSC terminates the research and development work under the Work Plan because of technical infeasibility, safety concerns or such other reasons as they shall determine to be appropriate, for purposes of Section 4.4 of the Collaboration Agreement, the research and development work set forth in the Work Plan shall be deemed to be completed and the reversion described above shall automatically occur. GSK hereby agrees and covenants to take such actions, including without limitation, to execute and deliver such documents, as may be necessary or convenient to give effect to such reversion as Corixa may reasonably request during the Term or thereafter.

                  2.1.2 PERPETUAL LICENSE GRANT. Upon the conveyance of the rights described in Section 2.1.1 above, the license granted to Corixa under
Section 2.1 with respect to GSK Know-How, GSK Program Inventions and the Joint Program Inventions shall automatically become perpetual and irrevocable, unless Corixa is in breach of its payment obligation(s) hereunder and does not cure such breach in accordance with Section 9.2, in which case GSK shall have the right to terminate such license effective upon written notice to Corixa. GSK hereby agrees and covenants to take such actions, including without limitation, to execute and deliver such documents, as may be necessary or convenient to give effect to such license grant as Corixa may reasonably request during the Term or thereafter.

         2.2      LICENSE GRANT-BACK TO GSK.

                  2.2.1 GSK TDM PRODUCTS LICENSE GRANT. Subject to the terms and conditions set forth herein, including without limitation the remainder of this Section 2.2.1, Corixa hereby grants to GSK a royalty-bearing license or sublicense, as applicable, with the right to grant further sublicenses, under the Licensed Patents and the Licensed Know-How, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep and import GSK TDM Products solely for GSK TDM Uses, such rights to be exclusively or non-exclusively licensed to GSK as follows. Such license shall be non-exclusive with respect to GSK TDM Uses of [*]. Products for use in the [*] Field. Such license, as it pertains to the GSK TDM Uses of [*] Products in the [*] Field shall be exclusive or non-exclusive as it relates to a particular Platform as set forth herein. If GSK identifies a Platform for use with [*] Products in the [*] Field before the [*] anniversary of the Effective Date, or if GSK identifies such a Platform after the [*] anniversary of the Effective Date and exclusive rights for the use of such Platform with Protein Products in the [*] Field are still available, then such rights shall be granted to GSK on an exclusive basis. Otherwise, such license as it pertains to the GSK TDM Uses of [*] Products in

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

the [*] Field shall be non-exclusive. GSK hereby acknowledges that Corixa may disclose any Platform identified to it by GSK to any potential TDM Product Sublicensees. For avoidance of doubt, on an Antigen-by-Antigen and Antibody-by-Antibody basis, GSK may select one (1) Platform for each Antigen or Antibody that GSK desires to use in a GSK TDM Product.

                  2.2.2 LICENSE OF TDM PRODUCT RIGHTS BY CORIXA. Corixa shall not grant a license, option or other rights in or to any TDM Product or GSK TDM Product that would invalidate or restrict the GSK TDM Product rights granted to GSK pursuant to Sections 2.2.1 and 3.2 hereof, as such rights relate to any Amended MFA Product or Proof of Principle Option Product that includes one or more CC Antigens, PC Antigens, BC Antigens, Her2/neu Antigens, or Mammaglobin Antigens.

                                    SECTION 3
         GSK RIGHT OF FIRST NEGOTIATION; ADDITIONAL TDM PRODUCT RIGHTS;
                     TERMINATION OF RIGHT OF FIRST REFUSAL

         3.1 GSK RIGHT TO NOTICE AND NEGOTIATION. Corixa shall provide GSK with written notice of its intent to commence partnering discussions regarding any and/or all Corixa Products that incorporate or are based on an OC Antigen. GSK shall have [*] days (the "Option Period") from receipt of such notice to initiate good faith negotiations with Corixa towards an agreement for the development and commercialization of any or all Corixa Products (other than TDM Products) that incorporate or are based on an OC Antigen (the "Ovarian Option"); provided, however, that Corixa shall be under no obligation to enter into such an agreement with GSK, and provided, further, that in the event GSK provides written notice of its intent not to exercise the Ovarian Option, or upon expiration of the Option Period, Corixa shall have no further obligations under the Ovarian Option.

         3.2 PROOF OF PRINCIPLE PRODUCTS AND AMENDED MFA PRODUCTS RIGHTS. If GSK requires the use of a TDM Product in order to initiate or continue clinical trials of a Proof of Principle Product or an Amended MFA Product, then GSK shall provide written notice of such need to Corixa not less than [*] in advance of clinical trial initiation. Such notice shall include specifications for such TDM Product in as much detail as GSK can reasonably provide. Corixa shall have a period of [*] (the "TDM Development Period") from the receipt of such notice to develop such a TDM Product for evaluation by GSK. If the TDM Product developed by Corixa is satisfactory for GSK's requirements, then Corixa (itself or through its Sublicensee of rights to such TDM Products, if any), shall negotiate in good faith towards an agreement pursuant to which Corixa (or its Sublicensee if applicable) will license rights to such TDM Product to GSK or manufacture and supply such TDM Product to GSK, which license or supply shall include the sub-licensable right for GSK to commercialize such TDM Product. If GSK rejects such TDM Product, or if Corixa is unable to commit to manufacture such TDM Product in sufficient quantities to support such clinical trials, then Corixa shall grant to GSK a non-exclusive sub-licensable license under its rights in TDM Products for a Platform that may be selected by GSK at anytime, provided that such rights are available at the time of selection for the chosen Platform, for GSK to develop, or have developed on its behalf, a TDM Product. Prior to the

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commercial launch of the associated Licensed Therapeutic GSK hereby agrees that any TDM Product licensed pursuant to this Section 3.2 shall only be used for internal research and development purposes. For avoidance of doubt, on an Antigen-by-Antigen and Antibody-by-Antibody basis, GSK may select one (1) Platform for each Antigen or Antibody that GSK desires to use in a TDM Product.

         3.3 TERMINATION OF GSK RIGHT OF FIRST REFUSAL REGARDING CERTAIN MONOCLONAL ANTIBODIES. The Parties hereby agree that the right of first refusal granted by Corixa to GSK with regard to the monoclonal antibodies listed on
Exhibit 3.3 hereof, is terminated as of the date hereof and Corixa shall have no further obligation to GSK with regard to such monoclonal antibodies.

                                    SECTION 4
                           UPDATES AND ADVERSE EVENTS

         4.1 UPDATES AND REPORTS. Corixa shall provide GSK with brief written reports no less frequently than [*] during the Term (commencing with the [*] of the Effective Date) summarizing Corixa's material efforts to develop and commercialize Corixa Products hereunder. In addition, Corixa shall provide GSK with prompt written notice of the occurrence of the First Commercial Sale of any Corixa Product in any country. All reports, updates and other information provided by one Party to the other Party under this Agreement (including under this Section 4), shall be considered confidential information of the disclosing Party, subject to the terms of Section 6 hereof.

         4.2 ADVERSE EVENTS. During the Term, each Party shall promptly inform the other of any information that it obtains or develops regarding the utility and safety of any Corixa Product and shall promptly report to the other any confirmed information of serious or unexpected reactions or side effects related to the utilization or medical administration of a Corixa Product. Corixa shall be exclusively responsible for reporting adverse events to the appropriate regulatory bodies, in accordance with regulations and guidelines in effect, at the time, in the relevant countries within the Territory. All such information regarding adverse events and product complaints provided by one Party to the other Party under this Agreement (including under this Section 4), shall be considered confidential information of the disclosing Party, subject to the terms of Section 6, provided, however, that the disclosing Party hereby consents to the disclosure of such information to regulatory authorities to the extent required by applicable laws.

                                    SECTION 5
                                  CONSIDERATION

         5.1 PAYMENT TO GSK. In consideration of the licenses granted by GSK hereunder, and subject to the other terms and conditions of this Agreement, Corixa shall make royalty and milestone payments to GSK with regard to any Corixa Product which is developed, commercialized and sold solely by Corixa that would otherwise be applicable to GSK in accordance with the terms and conditions of Sections 6 and 7 of the Amended MFA if GSK were commercializing such product. Accordingly, relevant provisions of the Amended MFA are

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hereby incorporated by reference into this Section 5.1, as are the definitions of the capitalized terms used in such incorporated provisions, in accordance with and subject to the following:

                  5.1.1 PROTEIN PRODUCTS AND DNA THERAPY PRODUCTS. All terms and conditions applicable to Vaccine Products under Sections 6 and 7 of the Amended MFA shall apply, for purposes of this Section 5.1, to Protein Products and DNA Therapy Products.

                  5.1.2 ANTIBODY-BASED PRODUCTS. All terms and conditions applicable to Antibody-Based Passive Immunotherapy Products under Sections 6 and 7 of the Amended MFA shall apply, for purposes of this Section 5.1, to Antibody-Based Products.

                  5.1.3 DC THERAPY PRODUCTS. All terms and conditions applicable to Existing DC Therapy Products or New DC Therapy Products under Sections 6 and 7 of the Amended MFA shall apply, for purposes of this Section 5.1, to DC Therapy Products.

                  5.1.4 T CELL-BASED PRODUCTS. All terms and conditions applicable to T Cell-Based Passive Immunotherapy Products under Sections 6 and 7 of the Amended MFA shall apply, for purposes of this Section 5.1, to T Cell-Based Products.

                  5.1.5 TDM PRODUCTS. All terms and conditions applicable to TDM Products under Sections 6 and 7 of the Amended MFA shall apply, for purposes of this Section 5.1, to TDM Products; provided, however, it is agreed by the Parties that Corixa shall have no payment obligations to GSK under Section 7 of the Amended MFA with regard to TDM Products that do not include at least one New Corixa Antigen.

         5.2 SUBLICENSE PROCEEDS. If a Corixa Product is developed and/or commercialized by a Sublicensee rather than directly by Corixa and/or an Affiliate, Corixa shall pay to GSK [*] of all Sublicense Proceeds received by Corixa (the "Aggregate Sublicense Payments") in consideration of a grant of commercial rights in such Corixa Product to such Sublicensee. Within [*] days of full execution and delivery of each such Sublicense agreement (the "Execution Date") Corixa shall be obligated to pay to GSK,[*] of the Upfront Sublicense Consideration (the "Upfront Sublicense Payment"). [*] Each Aggregate Sublicense Payment, other than the Upfront Sublicense Payment, shall be due and payable within [*] days of receipt by Corixa of each payment of Sublicense Proceeds. For the avoidance of doubt, the Parties hereby acknowledge that Corixa shall have no Aggregate Sublicense Payment or Upfront Sublicense Payment obligations to GSK with regard to any diagnostic product other than TDM Products as provided herein.

         5.3 PAYMENT TO CORIXA. In consideration of the licenses granted by Corixa to GSK hereunder, and subject to the other terms and conditions of this Agreement, GSK shall make royalty payments to Corixa in accordance with the terms and conditions applicable to TDM Products under Section 7 of the Amended MFA. Accordingly, all such provisions are hereby incorporated by reference into this Section 5.3, as are the definitions of the capitalized terms used in such incorporated provisions; provided, however, all terms and conditions applicable to TDM Products under Section 7 of the Amended MFA shall apply, for purposes of this Section 5.3 to TDM Products and GSK TDM Products.

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                                    SECTION 6
                                 CONFIDENTIALITY

         6.1 CONFIDENTIALITY. During the Term, and for five (5) years thereafter, Corixa and GSK shall not use or reveal or disclose to any Third Party any confidential information received from the other Party or otherwise developed by either Party in the performance of activities in furtherance of this Agreement without first obtaining the written consent of the disclosing Party, except as may be otherwise provided herein, or as may be required for purposes of investigating, developing, manufacturing or marketing Corixa Products or for securing essential or desirable authorizations, privileges or rights from governmental agencies, or as required to be disclosed to a governmental agency including without limitation, the FDA or the Securities and Exchange Commission, or to carry out any litigation concerning Corixa Products; provided, however, that in each such instance, the disclosing Party shall use reasonable efforts to provide notice to the other Party prior to the first disclosure of any particular item of confidential information and shall use reasonable efforts to obtain confidential treatment of such confidential information by the person or entity to which it is disclosed. In the event Corixa requests GSK's consent to the inclusion of any GSK Know-How in any patent filings, GSK shall not unreasonably withhold, condition or delay its consent. This confidentiality obligation shall not apply to such information which is or becomes a matter of public knowledge, or is already in the possession of the receiving Party, or is disclosed to the receiving Party by a Third Party having the right to do so, or is subsequently and independently developed by employees of the receiving Party who had no knowledge of the confidential information disclosed. The Parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such information is granted.

         6.2 CORIXA PERMITTED DISCLOSURES. Nothing herein shall be construed as preventing Corixa from disclosing any information received from GSK to: (i) an Affiliate of Corixa, (ii) a Sublicensee or distributor solely in connection with the exercise of Corixa's rights under this Agreement, or (iii) a Third Party in connection with a potential investment, loan, merger or acquisition transaction with Corixa; provided, however, that such Affiliate, Sublicensee, distributor or Third Party has undertaken in writing a similar obligation of confidentiality with respect to the confidential information, with GSK named as a third party beneficiary thereof.

         6.3 REQUIRED DISCLOSURES. All confidential information disclosed by one Party to the other Party shall remain the property of the disclosing Party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a Party to this Agreement based on the insolvency or bankruptcy of such Party, the bankrupt or insolvent Party shall promptly notify, with a copy to the other Party, the court or other tribunal (i) that confidential information received from the other Party under this Agreement remains the property of the other Party and (ii) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent Party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other Party's confidential information and to insure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

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         6.4      PRESS RELEASE. The Parties may disclose the nature of this
Agreement in a joint press release following signature; provided, however, that the releasing Party shall obtain the prior consent of the other Party on the text of such press release, such consent not to be unreasonably withheld. In the event that either Party reasonably determines that it is required by the applicable laws of any jurisdiction, or the rules of any stock exchange on which its securities are listed or traded, to publicly disclose information concerning this Agreement or the rights and obligations of the Parties hereunder, including without limitation, the circumstances under which money or other consideration may become payable hereunder and the amount(s) of such payment(s), then such Party shall provide the other Party with a reasonable opportunity to review the text of such disclosure and the disclosing Party shall use reasonable best efforts to implement the reasonable comments provided by the other Party while still complying with such laws or rules.

                                    SECTION 7
                               TECHNOLOGY TRANSFER

         7.1 TECHNOLOGY TRANSFER. Promptly following the Effective Date, GSK shall begin the process of making available to Corixa the technology Controlled by GSK that is claimed by or comprises, in whole or in part, the Licensed Patents, Licensed Know-How, GSK Patents, GSK Know-How, GSK Program Inventions and Joint Program Inventions and is relevant to any Corixa Field.

                                    SECTION 8
              FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS

         8.1 INTELLECTUAL PROPERTY MATTERS UNDER THE AMENDED MFA. The filing, prosecution, maintenance and enforcement of all intellectual property rights that are subject to this Agreement shall be governed by the Amended MFA.

                                    SECTION 9
                              TERM AND TERMINATION

         9.1 TERM. This Agreement shall commence upon the Effective Date and shall remain in effect until expiration of the last-to-expire Licensed Patent or GSK Patent unless it is terminated in accordance with this Section 9.

         9.2 TERMINATION FOR MATERIAL BREACH. Failure by a Party (the "Breaching Party") to comply with any of its material obligations contained herein (a "Default") shall entitle the Party that is not in Default (the "Terminating Party") to terminate this Agreement as provided for in this Section
9. Upon a Default, the Terminating Party shall give notice to the Breaching Party specifying the nature of the Default, demanding that it cure such Default, and stating its intention to terminate this Agreement if such Default is not cured. If such Default is susceptible to cure but is not cured within ninety
(90) days after the receipt of such notice, then the Terminating Party shall be entitled, without prejudice to any other rights conferred on it by this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement; provided, however, that any right to terminate this Agreement shall be stayed in

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the event that, during such ninety (90) day period, the Breaching Party shall have initiated dispute resolution in accordance with Section 12.6 hereof with respect to the alleged Default.

                  9.2.1 Upon a termination of this Agreement by GSK because of a Default by Corixa, subject to the notice and cure provisions set forth in this Section 9.2, all rights and licenses granted to Corixa hereunder shall automatically terminate, free and clear of any obligation to Corixa under this Agreement and GSK shall pay to Corixa royalties on any product commercialized by it that incorporates or is based on any OC Antigen, including, but not limited to products that incorporate or are based on Antibodies targeted to any OC Antigen, equal to [*] of the royalty payments that would otherwise apply with respect to such products under the terms and conditions of the Amended MFA, except that for the duration of the Term (i) the licenses granted pursuant to
Section 2.1 shall continue in effect solely to the extent required to allow Corixa to maintain in place any and all Sublicenses granted prior to such a termination by GSK, subject to continued payment by Corixa of amounts due and payable or which become payable pursuant to Section 5.2, as modified by subsection 9.2.1(iv), hereof, (ii) the obligations of both Parties under Sections 6 and 10 shall continue, (iii) the rights, licenses and options confirmed or granted to GSK hereunder shall continue, provided that GSK shall pay, for the remainder of the Term, in lieu of any payments it would otherwise owe to Corixa under this Agreement, royalty payments equal to [*] percent of the royalty payments that would otherwise apply with respect to TDM Products and GSK TDM Products under Sections 2.2.1 and 3.2 hereof and (iv) Corixa's obligation to pay a percentage of Sublicense Proceeds pursuant to Section 5.2 shall [*] in connection with all Sublicense Proceeds received by Corixa on or after the effective date of such termination.

                  9.2.2 Upon a termination of this Agreement by Corixa because of a Default by GSK, subject to the notice and cure provisions set forth in this Section 9.2, all rights, licenses and options confirmed or granted to GSK hereunder shall automatically terminate, free and clear of any obligation to GSK under this Agreement, except for the obligations of both Parties under Sections 6 and 10 and Corixa shall automatically be conveyed (i) a fully sublicensable, transferable, paid-up, perpetual, exclusive worldwide license under GSK's right, title and interest in and to the GSK Patents and GSK Know-How, GSK Program Inventions and Joint Program Inventions to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep and import Corixa Products, and (ii) ownership of all right, title and interest in and to any and all intellectual property rights to the Licensed Patents and Licensed Know-How, which are subject to the license granted to Corixa under
Section 2.1 hereof, with no further action required by either Party. GSK hereby agrees and covenants to take such actions, including without limitation, to execute and deliver such documents, as may be necessary or convenient to give effect to the foregoing rights as Corixa may reasonably request.

         9.3 TERMINATION UPON INSOLVENCY. This Agreement may be terminated by either Party upon notice to the other Party should such other Party: (a) consent to the appointment of a receiver or a general assignment for the benefit of creditors, or (b) file or consent to the filing of a petition under any bankruptcy or insolvency law or have any such petition filed against it which has not been stayed within sixty (60) days of such filing.

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         9.4      RIGHTS IN BANKRUPTCY. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to "intellectual property" as defined under Section 101 of the U.S. Bankruptcy
Code.

         9.5 CERTAIN CONSEQUENCES OF TERMINATION. Following are certain consequences of the termination of this Agreement. This Section 9.5 does not set forth all consequences of a termination of this Agreement which may arise pursuant to the exercise of the Parties of their respective rights and remedies arising hereunder or otherwise arising under law or equity.

                  9.5.1 REVERSION OF RIGHTS TO CORIXA. Upon the earlier of the end of the Program Term and the expiration or termination of this Agreement for any reason, other than a Default by Corixa, ownership of all of GSK's right, title and interest in and to the Licensed Patents and Licensed Know-How that are subject to this Agreement shall automatically be conveyed to Corixa. GSK hereby agrees and covenants to take such actions, including without limitation, to execute and deliver such documents, as may be necessary or convenient to give effect to such license grant as Corixa may reasonably request during the Term or thereafter.

         9.6 ACCRUED RIGHTS; SURVIVING OBLIGATIONS. Termination of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to or on account of such termination. All remedies provided hereunder or elsewhere are cumulative. Sections 2.1.2 (other than in the case of termination due to Default by Corixa, in which case Section 2.1.2 shall automatically terminate), 6, 8, 9.6, 10, 11,
12.4 and 12.5 of this Agreement shall survive the termination of this Agreement for any reason and, Section 1 hereof shall survive such termination to the extent any terms defined therein are used in such other surviving provisions.

                                   SECTION 10
                                    INDEMNITY

         10.1 INDEMNIFICATION. Subject to Section 10.2 below, from and after the Effective Date, except as otherwise herein specifically provided, each of the Parties hereto shall defend, indemnify and hold harmless the other Party and its successors and assigns, and their respective officers, directors, shareholders, partners and employees from and against all losses, damage, liability and expense including legal fees (but excluding punitive or consequential damages (including lost profits)) ("Losses") incurred thereby or caused thereto arising out of or relating to (i) any breach or violation of, or failure to properly perform, any covenant or agreement made by such Indemnifying Party (as defined in Section 10.2) in this Agreement, unless waived in writing by the Indemnified Party (as defined in Section 10.2); (ii) any breach of any of the representations or warranties made by such Indemnifying Party in this Agreement; or (iii) the gross negligence or willful misconduct of the Indemnifying Party.

         10.2 INDEMNIFICATION PROCEDURE. If either Corixa or GSK (in each case an "Indemnified Party") receives any written claim which it believes is the subject of indemnity hereunder by either GSK or Corixa, as the case may be (in each case an "Indemnifying Party") the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party, including full particulars of such claim to the extent

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known to the Indemnified Party; provided, however, that the failure to give timely notice to the Indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party. The Indemnifying Party shall have the right, by prompt notice to the Indemnified Party, to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party, and at the cost of the Indemnifying Party. If the Indemnifying Party does not so assume the defense of such claim, the Indemnified Party may assume such defense with counsel of its choice at the sole expense of the Indemnifying Party. If the Indemnifying Party so assumes such defense, the Indemnified Party may participate therein through counsel of its choice, but the cost of such counsel shall be borne solely by the Indemnified Party.

         10.3 ASSISTANCE. The Party not assuming the defense of any such claim shall render all reasonable assistance to the Party assuming such defense, and all out-of-pocket costs of such assistance shall be borne solely by the Indemnifying Party.

         10.4 SETTLEMENT. No such claim shall be settled other than by the Party defending the same, and then only with the consent of the other Party, which shall not be unreasonably withheld; provided, however, that the Indemnified Party shall have no obligation to consent to any settlement of any such claim which imposes on the Indemnified Party any liability or obligation which cannot be assumed and performed in full by the Indemnifying Party.

         10.5 LIMITATION ON LOSSES. IN NO EVENT SHALL ANY PARTY OR ANY OF THEIR AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY OTHER PARTY, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF (A) THE MANUFACTURE, USE OR SALE OF ANY PRODUCT DEVELOPED OR MARKETED HEREUNDER OR (B) ANY BREACH OF OR FAILURE TO PERFORM ANY OF THE PROVISIONS OF THIS AGREEMENT EXCEPT TO THE EXTENT REQUIRED FOR AN INDEMNIFYING PARTY TO PROVIDE INDEMNITY TO AN INDEMNIFIED PARTY AGAINST SUCH DAMAGES IN THE EVENT SUCH DAMAGES ARE SUCCESSFULLY ASSERTED AGAINST AN INDEMNIFIED PARTY BY A THIRD PARTY.

                                   SECTION 11
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         11.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF CORIXA AND GSK. Each Party hereby represents, warrants and covenants to the other Parties as of the Effective Date as follows:

                  (a) Such Party has the power, authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights and judicial principles

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affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.

                  (b) Such Party is not aware of any pending or threatened litigation (and has not received any communication) that alleges that such Party's activities related to this Agreement have violated, or that by conducting the activities as contemplated herein such Party would violate, any of the intellectual property rights of any other person.

                  (c) The execution and delivery of this Agreement and the performance of such Party's obligations hereunder do not conflict with or violate any requirement of applicable law or regulation or any provision of articles of incorporation, bylaws or limited partnership agreement of such Party, as applicable, in any material way, and do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

                  (d) Such Party is a legally organized entity and in good standing under the laws of the state of its incorporation, and has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

                  (e) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES DISCLAIM ALL WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

                  (f) The Parties acknowledge that the license granted to Corixa hereunder includes a sublicense under technology (i) licensed by Corixa pursuant to: (a) a certain Amended and Restated Exclusive License Agreement between [*] and Corixa, effective [*] (the "[*] Agreement") and (b) a certain License Agreement between [*] and Corixa, effective [*] (the "[*] Agreement"), and (ii) subsequently sublicensed by Corixa to GSK pursuant to the Amended MFA. Each Party warrants and represents that it will comply with all applicable terms and conditions of the [*] Agreement and the WU Agreement; provided, however, that GSK shall not have any obligation to pay any license fees or royalty or milestone payments under the [*] Agreement or the [*] Agreement except as expressly provided for in the Amended MFA, and provided further, that if, as a result of complying with the applicable terms and conditions of the [*] Agreement or the [*] Agreement, GSK would be in breach of this Agreement, then Corixa in its sole discretion shall determine whether the responsibility of such compliance will be borne by Corixa and/or GSK, and such compliance shall not be deemed to cause a breach of this Agreement by either Party.

         11.2     ADDITIONAL REPRESENTATION AND COVENANT OF GSK.

                  (a) GSK hereby further represents to Corixa that as of the Effective Date, there are no patents or patent applications, including without limitation any continuations,

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continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof, that are Controlled by GSK (other than jointly with Corixa) and/or under which GSK otherwise has the right to grant licenses or sublicenses, that generically or specifically claim any Antigen discovered during or as a result of performance of the R&D Program as directed to the Field and included in a Corixa Product and/or all or part of a Corixa Product(s).

                  (b) GSK hereby further covenants to provide Corixa with prompt written notice of any additions or changes to Exhibit 1.30 attached hereof.

                                   SECTION 12
                                  MISCELLANEOUS

         12.1 FORCE MAJEURE. If the performance of any part of this Agreement by any Party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the Party liable to perform, unless conclusive evidence to the contrary is provided, the Party so affected shall, upon giving written notice to the other Parties, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected Party shall use its reasonable best efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

         12.2 ASSIGNMENT. Without the prior written consent of the other Party hereto, neither Party shall sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either Party may assign this Agreement, without the consent of the other Party, to the purchaser or successor by merger, consolidation or change of control of all or substantially all of its business or assets to which this Agreement pertains.

         12.3     SEVERABILITY.

         (a) In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

         (b) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law provided that such conformity is in accordance with the intent of the Parties.

         12.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without reference to the rules of conflict of laws thereof.

         12.5 NOTICES. All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by telecopier (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by

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nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         IF TO CORIXA, TO:

                  Corixa Corporation
                  1124 Columbia Street, Suite 200
                  Seattle, Washington 98104
                  Attn: Chairman and Chief Executive Officer

                  with a copy to:
                  General Counsel

         If to GSK, to:

                  SmithKline Beecham, plc
                  980 Great West Road
                  Brentford, Middlesex
                  TW8 9GS
                  United Kingdom
                  Attn.: General Counsel

                  with a copy to:
                  GlaxoSmithKline Biologicals S.A.
                  89 rue de l'Institut
                  1330 Rixensart
                  Belgium
                  Attn: President General Manager

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such communication shall be deemed to have been given: (i) when delivered, if personally delivered or sent by telecopier on a business day, (ii) on the business day after dispatch, if sent by nationally-recognized overnight courier, and (iii) on the third business day following the date of mailing, if sent by registered mail. It is understood and agreed that this Section 12.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.

         12.6     DISPUTE RESOLUTION.

                  (a) Prior to engaging in any formal dispute resolution with respect to any dispute, controversy or claim arising out of or in relation to this Agreement or the breach, termination or invalidity hereof (each, a "Dispute"), the Chief Executive Officers of the Parties shall attempt over a period of not less than sixty (60) days to resolve such Dispute. Such attempt may at the request of a Party include a thirty (30) day period of mediation by a Third Party whose selection is agreed upon by the Parties. In the event of mediation, the Parties in dispute shall bear equally the costs associated with the mediation.

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                  (b)      Any dispute, controversy or claim arising out of or
in relation to this Agreement or the breach, termination or invalidity hereof that cannot be settled amicably by agreement of the Parties pursuant to Section 12.6(a) shall be finally settled by arbitration in accordance with the arbitration rules of the American Arbitration Association ("AAA") then in force. The place of arbitration shall be New York City, New York. The arbitrator's award rendered shall be final and binding upon the Parties. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement as the case may be.

         12.7 MODIFICATIONS. No amendment, modification, release or discharge hereof shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

         12.8 HEADINGS. The headings used in this Agreement are intended for convenience only and shall not be considered part of the written understanding between the Parties and shall not affect the construction of this Agreement.

         12.9 EQUITABLE RELIEF. Notwithstanding anything herein to the contrary, nothing in this Agreement shall preclude a Party from seeking interim or provisional relief, in the form of a temporary restraining order, preliminary injunction or other interim equitable relief concerning a dispute prior to or during an arbitration pursuant to Section 12.6 necessary to protect the interests of such Party.

         12.10 WAIVER. The waiver by a Party hereto of any right hereunder or the failure to perform or a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

         12.11 COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.12 NO BENEFIT TO THIRD PARTIES. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any Third Parties.

         12.13 FURTHER ASSURANCE. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such assignments, agreements, documents and instruments, as may be necessary or as the any other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

         12.14 CONSTRUCTION. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word "or" is used in the inclusive sense. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The Parties have participated equally in the formation of this Agreement; the language of this Agreement shall not be presumptively construed against any Party.

         12.15 ENTIRE AGREEMENT This Agreement including specifically referenced and incorporated provisions of the Amended MFA, entered into as of the Effective Date, constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes all previous writings and understandings, including, without limitation, the Multi-Field Agreement.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

CORIXA CORPORATION                              SMITHKLINE BEECHAM PLC

By:    /s/ STEVEN GILLIS                        By:    /s/ JEAN STEPHENNE
       ---------------------------                     ------------------------
Name:  Steven Gillis                            Name:  Jean Stephenne
       ---------------------------                     ------------------------
Title: CEO                                      Title: Attorney
       ---------------------------                     ------------------------

                                                                    EXHIBIT 1.11

                                   BC Antigens

ANTIGEN NAME
BREAST                     TISSUE      DATE ENTERED INTO THE DATABASE
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]
    [*]                    Breast                   [*]

-----------------------------------
* Confidential treatment requested.

    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]

-----------------------------------
* Confidential treatment requested.

    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]
    [*]                    Breast                 [*]

-----------------------------------
* Confidential treatment requested.

                                                                    EXHIBIT 1.13

                                   CC Antigens

COLON
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]

-----------------------------------
* Confidential treatment requested.

 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]

-----------------------------------
* Confidential treatment requested.

 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]

-----------------------------------
* Confidential treatment requested.

 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]

-----------------------------------
* Confidential treatment requested.

 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]
 [*]                       Colon                  [*]

-----------------------------------
* Confidential treatment requested.

                                                                    EXHIBIT 1.30

                                   GSK Patents

                                                                    EXHIBIT 1.40

                                Licensed Patents

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                  BREAST CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 PROSTATE CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                 COLON CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 COLON CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 COLON CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 COLON CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 COLON CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 COLON CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                 OVARIAN CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 OVARIAN CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 OVARIAN CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 OVARIAN CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 OVARIAN CANCER
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 HER-2/NEU
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 HER-2/NEU
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 HER-2/NEU
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 HER-2/NEU
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                         MAMMAGLOBIN
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 MAMMAGLOBIN
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 MAMMAGLOBIN
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 MAMMAGLOBIN
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 MAMMAGLOBIN
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
                                                 MAMMAGLOBIN
----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

                                                                    EXHIBIT 1.46

                                   OC Antigens

ANTIGEN NAME       TISSUE                DATE ENTERED INTO DATABASE
------------------------------------------------------------------------
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]

-----------------------------------
* Confidential treatment requested.

    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]

-----------------------------------
* Confidential treatment requested.

    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]
    [*]            Ovarian                          [*]

-----------------------------------
* Confidential treatment requested.

                                                          EXHIBIT 1.51 CONTINUED

    [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]

-----------------------------------
* Confidential treatment requested.

                                                          EXHIBIT 1.51 CONTINUED

PROSTATE
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]
    [*]            Prostate                         [*]

-----------------------------------
* Confidential treatment requested.

                                                                     EXHIBIT 3.3

           Monoclonal Antibodies Subject to GSK Right of First Refusal

[*]

-----------------------------------
* Confidential treatment requested.